Exhibit 10.9
      NATIONAL
     SECURITIES
           Member FINRA/SIPC

Investment Banking Group
Mergers & Acquisitions Division
330 Madison Avenue, 18th floor
New York, NY 10022
ph: (212) 380.2886
cell (1): (585) 233.2428
cell (2): (917) 692.9817
fax: (646) 304.6817
Kenneth K. Conte
Managing Director
October 19, 2009
Mr. Michael Galvis
Chief Executive Officer
NYTEX Energy Holdings, Inc
12222 Merit Drive, Suite 1850
Dallas, TX 75251
PERSONAL & CONFIDENTIAL
Dear Michael:
This letter amends the existing engagement agreement dated August 4, 2009 between NYTEX Energy Holdings, Inc (the “Company”) and National Securities Corporation (“National”) with the following:
During the term of its engagement, National will provide such financial advice and assistance in connection with the potential acquisition of Francis Drilling Fluids, Ltd including the acquisition of the holding company; Francis Oaks, LLC (the “Target Company(s)”) for the (“Transaction”) as the Company may reasonably request, which may include searching for control private equity groups, advising and assisting the Company in evaluating the various structures and forms of the purchase, assisting in the evaluation of the offer and assisting the Company in negotiating the financial aspects of a Transaction.
As consideration for National’s services in this Transaction, the Company shall pay to National the sum of the following compensation at Closing of the Transaction which shall be defined as the (“Transaction Fee”):
New York ♦ Boca Raton ♦ Chicago ♦ Dallas ♦ Rochester

October 19, 2009	Page 2
Transaction Fee Grid — Francis Drilling Fluids, Ltd Acquisition

2010E	Transaction	Transaction	TransactionFee Earned with						Transaction
EBITDA	Multiple	Value	Francis Drilling Fluids, Ltd						Fee
			2.75%	2.50%	2.25%	2.00%	1.75%	1.50%
$10,000,000	2.50x	$25,000,000	$1,100,000	$95,000	$90,000	$85,000	$80,000	$75,000	$1,525,000
10,000,000	2.55x	25,500,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.60x	26,000,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.65x	26,500,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.70x	27,000,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.75x	27,500,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.80x	28,000,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.85x	28,500,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.90x	29,000,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	2.95x	29,500,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	3.00x	30,000,000	1,100,000	95,000	90,000	85,000	80,000	75,000	1,525,000
10,000,000	3.05x	30,500,000	1,100,000	95,000	90,000	85,000	80,000		1,450,000
10,000,000	3.10x	31,000,000	1,100,000	95,000	90,000	85,000	80,000		1,450,000
10,000,000	3.15x	31,500,000	1,100,000	95,000	90,000	85,000	80,000		1,450,000
10,000,000	3.20x	32,000,000	1,100,000	95,000	90,000	85,000	80,000		1,450,000
10,000,000	3.25x	32,500,000	1,100,000	95,000	90,000	85,000			1,370,000
10,000,000	3.30x	33,000,000	1,100,000	95,000	90,000	85,000			1,370,000
10,000,000	3.35x	33,500,000	1,100,000	95,000	90,000	85,000	—	—	1,370,000
10,000,000	3.40x	34,000,000	1,100,000	95,000	90,000	85,000			1,370,000
10,000,000	3.45x	34,500,000	1,100,000	95,000	90,000				1,285,000
10,000,000	3.50x	35,000,000	1,100,000	95,000	90,000				1,285,000
10,000,000	3.55x	35,500,000	1,100,000	95,000	90,000				1,285,000
10,000,000	3.60x	36,000,000	1,100,000	95,000	90,000				1,285,000
10,000,000	3.65x	36,500,000	1,100,000	95,000					1,195,000
10,000,000	3.70x	37,000,000	1,100,000	95,000					1,195,000
10,000,000	3.75x	37,500,000	1,100,000	95,000					1,195,000
10,000,000	3.80x	38,000,000	1,100,000	95,000					1,195,000
10,000,000	3.85x	38,500,000	1,100,000						1,100,000
10,000,000	3.90x	39,000,000	1,100,000						1,100,000
10,000,000	3.95x	39,500,000	1,100,000						1,100,000
10,000,000	4.00x	40,000,000	1,100,000						1,100,000
New York ♦ Boca Raton ♦ Chicago ♦ Dallas ♦ Rochester

October 19, 2009	Page 3
     For purposes of this Agreement, the term “Transaction Value” means collectively: (i) the total amount of cash paid, directly or indirectly, for the assets, business or capital stock of the Target Company(s); (ii) the fair market value of any assets, securities or other property or rights transferred, directly or indirectly, in payment for the assets, business or stock of the Target Company(s) (including, without limitation, payments made under non-competition or similar arrangements and any deferred or contingent payments) Contingent payments shall be used only if there is sufficient evidence that these payments will be made, and (iii) the principal amount of any indebtedness for borrowed money appearing on the most recent balance sheet of the Target Company(s) prior to the consummation of the Transaction that remains outstanding following consummation of the Transaction. If, in lieu of receiving all or any portion of the type of consideration payable to the Other shareholders of the Target Company(s) in connection with a Transaction, any shareholder directly or indirectly retains an ownership interest in the Target Company(s) or directly or indirectly acquires an ownership interest in the corporation or other entity surviving or resulting from the Transaction, the Transaction Value shall be calculated by assuming that such shareholder had sold its entire ownership interest in the Target Company(s) and received in exchange therefore an amount equal to that received by the Target Company(s) or the other shareholders of the Target Company(s), as the case may be, in the Transaction.
For purposes of calculating the Transaction Fee, the fair market value of securities for which there is an established trading market will be the closing sale price of the securities on the trading day preceding the date of the closing of the Transaction. The fair market value of any assets, securities, property or rights (other than as provided above) will be mutually agreed by National and the Company. If the parties cannot agree upon the fair market value of such assets, securities, property or rights, they will choose a qualified appraiser of national standing to conclusively determine such fair market value. The Company and National shall share equally in the cost of such appraisal, Upon reasonable request, the Company will make available to National any materially relevant information available to it for purposes of calculating the amount of any component of the Transaction Value.
The Transaction Fee will become payable by the Company upon consummation of (a) the Acquisition, directly or indirectly, by another person or entity, in a single transaction or series of related transactions, of (i) all or a substantial portion of the assets or business of the Acquisition or (ii) securities representing debt and/or equity of the Company or the Acquisition. The Transaction Fee(s) will be included in the schedule of disbursements for the Closing and will be wired to the National on the day of the Closing.
If this amendment letter accurately sets forth the understanding between us, please sign the enclosed copy of this letter below and return it to National and this letter will become a mutually binding obligation when signed by both parties. All other terms and conditions of the engagement letter dated August 4, 2009 remain the same and in full force and effect.
New York ♦ Boca Raton ♦ Chicago ♦ Dallas ♦ Rochester

October 19, 2009	Page 4

Very truly yours,
By:	/s/ Kenneth K. Conte
Kenneth K. Conte
Managing Director and Head of Mergers & Acquisitions Division

By:	/s/ Jonathan C. Rich
Jonathan C. Rich
Executive Vice President and Head of Investment Banking

Confirmed and Agreed to this
19th day of October, 2009;

NYTEX ENERGY HOLDINGS, INC

By:	/s/ Michael Galvis
Michael Galvis Chief Executive Officer
cc)	Bill Brehmer, NYTEX Energy Holdings, Inc Michael Bezdek, National Securities Corporation Malcolm Plett, National Securities Corporation Trey Marinello, National Securities Corporation
New York ♦ Boca Raton ♦ Chicago ♦ Dallas ♦ Rochester